GUARDIAN DIVIDEND GROWTH FUND

SCHEDULE OF INVESTMENTS

July 31, 2020 (Unaudited)

COMMON STOCKS — 99.47%	Shares	Fair Value

Communications — 5.03%
BCE, Inc.	6,603	$276,863
Telus Corp.	14,292	247,878
Verizon Communications, Inc.	5,332	306,483
		831,224
Consumer Discretionary — 6.47%
Home Depot, Inc. (The)	1,502	398,766
LVMH Moet Hennessy - ADR	1,749	150,921
McDonald's Corp.	2,672	519,116
		1,068,803
Consumer Staples — 14.60%
Costco Wholesale Corp.	1,581	514,663
Kimberly-Clark Corp.	2,319	352,581
Nestlé S.A. - ADR	5,939	699,911
Procter & Gamble Co. (The)	2,584	338,814
Unilever N.V. - ADR	8,610	508,248
		2,414,217
Financials — 6.38%
Allianz SE - ADR	19,369	399,195
CME Group, Inc.	1,514	251,597
Royal Bank of Canada	5,861	404,333
		1,055,125
Health Care — 14.63%
AstraZeneca plc - ADR	8,878	495,216
Johnson & Johnson	2,505	365,129
Lonza Group AG - ADR	3,422	212,848
Medtronic plc	2,360	227,693
Novartis AG - ADR	3,387	278,208
Novo Nordisk A/S - ADR	2,486	162,410
Roche Holding AG - ADR	7,797	336,051
Sanofi - ADR	6,496	340,715
		2,418,270
Industrials — 11.92%
IHS Markit Ltd.	2,104	169,856
Lockheed Martin Corp.	1,284	486,598
Raytheon Technologies Corp.	4,828	273,651
Republic Services, Inc.	4,113	358,859
Waste Management, Inc.	3,224	353,350
Wolters Kluwer NV - ADR	4,167	327,651
		1,969,965

See accompanying notes which are an integral part of this schedule of investments.

Materials — 3.18%
Air Products & Chemicals, Inc.	1,834	525,679

Real Estate — 8.11%
Crown Castle International Corp.	934	155,698
Digital Realty Trust, Inc.	3,454	554,505
Medical Properties Trust, Inc.	31,279	629,646
		1,339,849
Technology — 26.97%
Accenture plc, Class A	3,782	850,119
Apple, Inc.	2,208	938,488
Booz Allen Hamilton Holding Corp.	4,072	332,927
Broadcom, Inc.	1,245	394,354
CDW Corp.	2,695	313,294
Mastercard, Inc., Class A	2,576	794,773
Microsoft Corp.	4,074	835,211
		4,459,166
Utilities — 2.18%
American Water Works Co., Inc.	2,451	360,959

Total Common Stocks (Cost $14,317,088)		16,443,257

MONEY MARKET FUNDS - 0.58%

Morgan Stanley Institutional Liquidity Funds Treasury Securities Portfolio, Institutional Class, 0.02%(a)	95,220	95,220

Total Money Market Funds (Cost $95,220)		95,220

Total Investments — 100.05% (Cost $14,412,308)		16,538,477

Liabilities in Excess of Other Assets — (0.05)%		(8,548)

NET ASSETS — 100.00%		$16,529,929

(a)	Rate disclosed is the seven day effective yield as of July 31, 2020.

ADR	- American Depositary Receipt.

As of July 31, 2020, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:
Gross unrealized appreciation	$2,443,378
Gross unrealized depreciation	(317,209)
Net unrealized appreciation/(depreciation) on investments	$2,126,169
Tax cost of investment	$14,412,308

See accompanying notes which are an integral part of this schedule of investments.

Guardian Dividend Growth Fund

Notes to the Schedule of Investments

July 31, 2020 (Unaudited)

The Guardian Dividend Growth Fund (the “Fund”) is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investments Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Transactions and Related Income – Throughout the reporting period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, security transactions are accounted for on trade date on the last business day of the reporting period. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income from real estate investment trusts (REITs) and distributions from limited partnerships are recognized on the ex-date and included in dividend income. The calendar year-end classification of distributions received from REITs during the fiscal year, which may include return of capital, are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from limited partnerships is reclassified among the components of net assets upon receipt of K-1’s. Discounts and premiums on fixed income securities are accreted or amortized over the life of the respective securities using the effective interest method.

Securities Valuation and Fair Value Measurements - Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•     Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

•     Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•     Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

In computing the net asset value ("NAV") of the Fund, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Board approved policies, the Fund relies on independent third-party pricing services to provide the current market value of securities. Those pricing services value equity securities, including exchange-traded funds, exchange-traded notes, closed-end funds and preferred stocks, traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange, equity securities are valued at the mean between the most recent quoted bid and asked price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Investments in open-end mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the pricing service of the funds and are generally categorized as Level 1 securities.

Guardian Dividend Growth Fund

Notes to the Schedule of Investments - continued

July 31, 2020 (Unaudited)

In the event that market quotations are not readily available, Guardian Capital, LP (the "Adviser") determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or certain restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Trust’s Valuation Committee, based on recommendations from a pricing committee comprised of certain officers of the Trust, certain employees of the Fund’s administrator, and representatives of the Adviser (together the “Pricing Review Committee”). These securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

In accordance with the Trust’s Portfolio Valuation Procedures, the Pricing Review Committee, in making its recommendations, is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued pursuant to the Trust’s Fair Value Guidelines would be the amount which the Fund might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in accordance with the Trust’s Portfolio Valuation Procedures, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or other data calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of July 31, 2020:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$16,443,257	$-	$-	$16,443,257
Money Market Funds	95,220	-	-	95,220
Total	$16,538,477	$-	$-	$16,538,477

(a)	Refer to Schedule of Investments for sector classifications.

The Fund did not hold any investments at the end of the reporting period in which significant unobservable inputs (level 3) were used in determining fair value; therefore, no reconciliation of level 3 securities is included for this reporting period.